Execution Version
SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO

CREDIT AGREEMENT
(this “Amendment”), dated
as

of

August 9,

2023, is

by and

among THE

CATO

CORPORATION,

a

Delaware

corporation (the
“Borrower”), the Banks (as defined below) party hereto

and WELLS FARGO

BANK, NATIONAL
ASSOCIATION, as

agent on behalf of

the Banks under the

Credit Agreement (as hereinafter defined)
(in such capacity,

the “Agent”).

Capitalized terms used herein and not

otherwise defined herein shall
have the meanings ascribed

thereto in the Credit

Agreement.
W I T N E S S E

T
H
WHEREAS
, the

Borrower, certain Domestic

Subsidiaries

of the Borrower

as may be

from time
to time

party thereto,

certain

banks

and financial
institutions
from

time to

time

party

thereto (the

“Banks”)
and the Agent

are parties

to that certain

Credit Agreement

dated as of

May 19, 2022

(as amended

by that
certain First Amendment to Credit Agreement, dated as

of June 6,

2022, and as further

amended,
modified, extended,

restated, replaced, or

supplemented from

time to time, the “Credit

Agreement”);
WHEREAS
, the Borrower has requested that the

Required Banks and Agent amend certain
provisions of the

Credit Agreement; and
WHEREAS
, the Required

Banks and the

Agent are willing

to make such

amendments to the
Credit Agreement,

in accordance with and

subject to the terms

and conditions set forth herein.
NOW,

THEREFORE
, in consideration of

the agreements hereinafter set

forth, and for

other
good and

valuable
consideration,
the receipt

and adequacy

of which

are hereby
acknowledged, the parties
hereto agree as follows:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
1.1

Amendment to

Definition of

EBITDAR
.

The

definition of

EBITDAR set

forth in
Section 1.01 of the Credit Agreement

is hereby amended by changing the second clause “(a)” to clause
“(b)”.
1.2

Amendment to Definition of Minimum EBITDAR Coverage Ratio
.

The definition
of Minimum EBITDAR Coverage Ratio set forth in

Section 1.01 of the Credit Agreement is hereby
amended and restated

in its entirety to read

as follows:
“Minimum EBITDAR

Coverage Ratio” means,

as of the end of any Fiscal Quarter, the
ratio of (i) EBITDAR for

the four-Fiscal Quarter period then ended, minus (a)

Taxes

paid in
Cash for such four-Fiscal Quarter period, plus (b)

following the date the financial statements
are delivered

pursuant to Section 5.01 for the Fiscal Quarter ended July 29,2023 and without
duplication of any amounts

set forth in clause (b)(ii) of the definition of EBITDAR, the amount of income tax

returns anticipated by

the Borrower in good

faith to be received from

the Internal
Revenue Service

after August

1, 2023 in

connection with

taxes paid during

the 2021 Fiscal

Year
(the “Income Tax

Receivables”); provided, that (A) the

amount added back pursuant to

this
clause (b) shall

not exceed the

lesser of (x) $5,325,000

and (y) the actual

amount of Income

Tax

2
Receivables received from the

Internal Revenue Service and (B) the

addback set forth in this
clause (b) shall no longer be available

from and after the earlier of (I) receipt by the Borrower
of any Income Tax Receivables from the

Internal Revenue Service

and (II) any reporting period

following the end

of the Fiscal

Year ending February 3,

2024, to (ii)

the Fixed Charges for
such four-Fiscal Quarter period.
ARTICLE II CONDITIONS TO
EFFECTIVENESS
This

Amendment

shall

become

effective

as

of

the

day

and

year

set

forth

above

(the
“Second Amendment

Effective Date”)

when the

Agent shall

have received

a copy of

this Amendment
duly executed by each of

the Borrower, the Required

Banks and the Agent.
ARTICLE III
MISCELLANEO
US
3.1

Amended
Te rms. On and after the Second Amendment Effective Date, all references to the Credit Agreement in each of

the Loan Documents shall hereafter mean the

Credit
Agreement as amended by this Amendment.

Except as specifically amended hereby or

otherwise
agreed, the Credit Agreement

is

hereby

ratified

and

confirmed

and

shall

remain

in

full

force

and
effect

according

to its terms.
3.2

Reaffirmation of Obligations.
The Borrower hereby ratifies

the Credit Agreement
as amended by this Amendment and

acknowledges and reaffirms (a) that it

is bound by

all terms of
the Credit Agreement

as so amended

applicable to

it and (b)

that it is responsible

for the observance
and full performance

of its Obligations.
3.3

Loan Document.
This Amendment shall constitute a Loan Document

under the
terms of the Credit Agreement.
3.4

Further

Assurances.

The

Borrower

agrees

to

promptly

take

such

action,

upon
the request of the Agent,

as is necessary to carry

out the intent of this Amendment.
3.5

Entirety.

This

Amendment

and

the

other

Loan

Documents

embody

the

entire agreement among the parties hereto relating to the subject matter hereof and thereof

and
supersede all previous

documents,

agreements

and
understandings,
oral or

written, relating

to the
subject matter

hereof and thereof.
3.6

Counterparts; Telecopy.
This Amendment may be

executed in counterparts (and
by different parties hereto in

different counterparts), each of which

when so executed and

delivered
will constitute an

original, but

all of which

when taken

together will

constitute a single

contract.

Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute

a representation that

an original will

be delivered.
3.7

No Actions, Claims, Etc.

As of

the date

hereof, the Borrower hereby
acknowledges and confirms that it has no knowledge of any

actions, causes of action, claims,
demands, damages and liabilities of

whatever kind

or nature, in

law or in equity, against

the Agent, the
Banks, or the

Agent’s or the Banks’ respective

officers, employees, representatives, agents, counsel

or
directors arising

from any action by such Persons, or failure of such Persons to act under the Credit
Agreement on or prior to the date hereof.
3.8

NORTH CAROLINA

L
AW.
THIS AMENDMENT

SHALL BE

CONSTRUED

IN

ACCORDANCE

WITH

AND

GOVERNED

BY

THE

LAW

OF

THE

STATE

OF

NORTH
CAROLINA.
3.9

Successors and

Assigns.

This

Amendment shall

be

binding upon

and

inure

to

the
benefit of the parties

hereto and their respective

successors and assigns.
3.10

Expenses.

Notwithstanding the provisions

of Section

9.03 of

the

Credit Agreement,
each party hereto agrees that

it shall be

responsible for its own expenses in

connection with this
Amendment; provided
however the Borrower shall

pay fees and

disbursements of outside counsel for
the Agent in connection

with the preparation

of this Amendment

in the amount of

$6,000.
3.11

Consent to Jurisdiction;

Service of Process;

Waiver of Jury Trial.
The jurisdiction,
service of process and waiver of jury trial provisions set forth in Section 9.16 of the Credit Agreement
are hereby incorporated

by reference,
mutatis mutandis.
[REMAINDER OF

PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF

the parties hereto have caused this Amendment

to be duly executed
on the date first above

written.
BORROWER:

THE CATO CORPORATION
By:
_/s/ Charles

D. Knight

Charles D. Knight
Executive Vice President and Chief

Financial Officer

AGENT

AND
BANKS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent, Issuing Bank and as a Bank
By:
/s/ Brad D.

Bostick

Name: Brad D. Bostick: Title: Senior

Vice President